EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF CIVEO CORPORATION
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Civeo Corporation (the “Company”) for the twelve month period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Collin Gerry, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ E. Collin Gerry
Name:	E. Collin Gerry
Date:	February 27, 2025